UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 10, 2004


                                BRT REALTY TRUST
                                ----------------
               (Exact name of Registrant as specified in charter)


    Massachussets                  001-07172                     13-2755856
-------------------------------------------------------------------------------
(State or other               (Commission file No.)             (IRS Employer
  jurisdiction of                                                  I.D. No.)
  incorporation)


       60 Cutter Mill Road, Suite 303, Great Neck, New York    11021
       -------------------------------------------------------------
       (Address of principal executive offices)            (Zip code)


        Registrant's telephone number, including area code   516-466-3100
                                                             ------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

BRT Realty Trust (the "Trust") hereby files this Form 8-K for the purpose of updating the description of its capital stock, for which this Form 8-K will be incorporated by reference into any of the Trust's registration statements on Form S-3, S-4 or S-8 (or applicable successor forms) to be filed by the Trust in the future, until such capital stock description is subsequently amended or modified and included in a document filed by the Trust with the United States Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended.

                          DESCRIPTION OF CAPITAL STOCK
General

         The Trust is authorized to issue an unlimited number of Beneficial Shares, $3.00 par value, of which 7,652,295 Beneficial Shares were issued and outstanding as of the date of this Form 8-K (excluding treasury shares). The outstanding Beneficial Shares are validly issued, fully paid and non assessable. The Trust is also authorized to issue 10,000,000 Preferred Shares, $1.00 par value, none of which is issued and outstanding. The Trustees are authorized to issue the Preferred Shares in series and to establish from time to time the number of Preferred Shares to be included in such series and to fix the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Preferred Shares of each series.

         Shareholders of the Trust do not have preemptive rights. Holders of record of Beneficial Shares are entitled to cast one vote for each Beneficial Share held on all matters presented for a vote of the shareholders. In meetings where a quorum is present shareholder action requires approval of a majority of votes cast.

         The Declaration of Trust provides that special meetings of shareholders may be called by the President or a majority of the Trustees and shall be called by the Secretary upon the written request of shareholders holding not less than 20% of the outstanding shares entitled to vote at such a meeting.

         Subject to the preferential rights, if any, of the holders of Preferred Shares, holders of Beneficial Shares are entitled to receive distributions when and as declared by the Board of Trustees out of funds legally available therefor. In the event of liquidation, shareholders are entitled to share ratably in the assets available for distribution after payment of liabilities and of such preferential amounts, if any, as the holders of any Preferred Shares at the time outstanding shall be entitled. There are no conversion, redemption (except as may be necessary for REIT qualification, as set forth below), exchange, sinking fund, or similar provisions regarding the Beneficial Shares.

         American Stock Transfer & Trust Company is the Transfer Agent and Registrar for the Beneficial Shares.

Shareholder Liability to Third Persons and Indemnification by the Trust

         The Declaration of Trust provides that shareholders shall not be personally liable in connection with the Trust's property or the affairs of the Trust. The Declaration of Trust further provides that the Trust shall indemnify and hold harmless each shareholder from all claims and liabilities to which the shareholder may become subject by reason of his being or having been a shareholder, and that the Trust shall reimburse each shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. However, with respect to tort claims and contractual claims where shareholder liability is not disavowed as provided above, claims for taxes and certain statutory liabilities, the shareholders may, in some jurisdictions, be personally liable to the extent that such claims are not satisfied by the Trust. The Declaration of Trust provides that upon payment of any such claim the shareholders will be entitled to reimbursement by the Trust. Inasmuch as the Trust carries public liability insurance which it considers adequate, any risk of personal liability to shareholders is limited to situations in which the Trust's assets plus its insurance coverage would be insufficient to satisfy the claims against the Trust and its shareholders. The Trust intends, as a matter of general policy, to make investments with a view to avoiding, to the extent possible, shareholder liability for obligations of the Trust by making such investments based on advice of counsel, or with due consideration as to the availability of indemnification or insurance coverage, as well as other considerations.

Repurchase and Transferability of Shares

         If the Trustees shall at any time and in good faith be of the opinion that direct or indirect ownership of securities of the Trust has or may become concentrated to an extent which is contrary to the requirements of the REIT provisions of the Code, the Trustees have the power, in their sole discretion, to refuse to sell, transfer or deliver Beneficial Shares to any person, or to call for redemption from the person or entity whose most recent acquisition or purchase of Beneficial Shares resulted in a concentration of Beneficial Shares which is believed to be contrary to the REIT provisions of the Code, a number of Beneficial Shares held by such person or entity sufficient in the opinion of the Trustees to bring the direct or indirect ownership of Beneficial Shares of the Trust into conformity with the requirements of the REIT provisions of the Code. The redemption price is to be equal to the fair market value of the Beneficial Shares as reflected in the closing bid price for the Beneficial Shares as of the date fixed for redemption. From and after the date fixed for redemption by the Trustees, the holder of any Beneficial Shares so called for redemption ceases to be entitled to dividends, voting rights and other benefits with respect to such Beneficial Shares, except only the right to payment of the redemption price fixed as aforesaid.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BRT REALTY TRUST



Date:     September 10, 2004             By:  /s/ Simeon Brinberg
                                         --------------------------------
                                         Simeon Brinberg
                                         Secretary